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                                                                       EX-99.B11

                             [ARTHUR ANDERSEN LLP]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the use of our firm name included in the Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of the The Advisors' Inner Circle (File No. 33-42484), and to all references to our firm included in this Registration Statement.



                                        /s/ Arthur Andersen LLP




Philadelphia, Pa.,
 December 13, 1996